UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2014
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
On October 30, 2014, the Board of Directors of Illumina, Inc. (the “Company”) approved an amendment to the Company’s Bylaws to provide for a majority voting standard for director nominees in uncontested elections. The foregoing summary of the Bylaw amendment is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, as of October 30, 2014, attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.1 Amended and Restated Bylaws, as of October 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	November 5, 2014	By:	CHARLES E. DADSWELL
Charles E. Dadswell
Senior Vice President and General Counsel